Ohio National Fund, Inc.

(the “Fund”)

Supplement dated February 24, 2021 to the

Prospectus and Summary Prospectuses, each dated April 29, 2020

ON Janus Henderson Enterprise Portfolio

ON Janus Henderson Venture Portfolio

(collectively, the “Portfolios”)

The following supplements and amends the Fund’s Prospectus and the Portfolios’ Summary Prospectus, each dated April 29, 2020:

At a meeting held on February 17, 2021, the Board of Directors (the “Board”) of the Fund approved changes to the Portfolios. Effective May 1, 2021, AllianceBernstein L.P. replaces Janus Capital Management LLC as the sub-adviser to the Portfolios.

Also effective May 1, 2021, the investment objective and name of each Portfolio changes as shown below:

	Current		New
Name	ON Janus Henderson Enterprise Portfolio	→	ON AB Mid Cap Core Portfolio
Investment Objective	Seeks long-term total return	→	Seeks long-term growth of capital

	Current		New
Name	ON Janus Henderson Venture Portfolio	→	ON AB Small Cap Portfolio
Investment Objective	Seeks long-term capital appreciation	→	Seeks long-term growth of capital

Please retain this supplement with your Prospectus and Summary Prospectuses for future reference.